Summary Of Balance Sheet Information Related To Operating Leases (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Operating Leases
ROU assets	$ 268,528	$ 209,169
Current portion of operating lease liabilities	81,928	70,232
Operating lease liabilities	187,024	139,527
Total operating lease liabilities	$ 268,952	$ 209,759
Weighted Average Remaining Lease Term (in years)
Operating leases	4 years 4 months 24 days	3 years 6 months
Weighted Average Discount Rate
Operating leases	3.29%	4.00%